UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Touchstone Funds Group Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

September 6, 2013

TOUCHSTONE SMALL CAP VALUE FUND

A series of the

TOUCHSTONE FUNDS GROUP TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Dear Shareholder:

The proxy statement that accompanies this letter describes a proposal to revise the fundamental investment limitations of the Touchstone Small Cap Value Fund (the “Fund”), a series of the Touchstone Funds Group Trust.  All mutual funds are required by federal securities law to have fundamental investment limitations that govern certain investment practices.  These investment limitations may only be changed with approval of a fund’s shareholders. The proposed revisions are not expected to have any impact on the way the Fund operates.  Rather, these revisions are intended to align the Fund’s investment limitations with the fundamental investment limitations of other funds in the Trust and, more broadly, the Touchstone Fund Complex.  Additionally, certain of the investment limitations no longer reflect how the Fund is managed.  Updating these investment limitations will provide additional flexibility for the Board of Trustees (the “Board”) and Touchstone Advisors, Inc., (the “Advisor”) to respond to changing conditions, including changes to federal securities laws, in a manner the Board and the Advisor deem to be in the best interests of the Fund and its shareholders without incurring the cost or delay of a future proxy solicitation.

The proposal will be voted on at a special meeting of shareholders to be held on Friday, October 25, 2013 (the “Special Meeting”). You are being asked to vote on the proposal. The Board has approved the proposal and recommends that you vote FOR it.

The enclosed proxy statement is being solicited on behalf of the Board.  The proxy statement contains important details about the proposal. I urge you to take the time to review it carefully. Your vote is important regardless of how many shares you own.  Please read the attached proxy statement carefully and promptly cast your vote by using the enclosed card and postage-paid envelope, the provided toll-free number, or the provided internet address.

As a shareholder of the Fund, you are cordially invited to attend the Special Meeting. Shareholders of record who do not expect to vote in person at the Special Meeting are requested to complete, date, and sign the form of proxy, if received by mail, and return them promptly in the envelope provided for this purpose. You have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxies to act on your behalf at the Special Meeting; please take advantage of these prompt and efficient voting options. Photographic identification will be required for admission to the Special Meeting.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, AST Fund Solutions, LLC, at 1-866-796-7175.  We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

Important Information to Help You Understand and Vote on the Proposal at the Meeting

While we strongly encourage you to read the full text of the enclosed proxy statement, we are also providing you with a brief overview of the proposal on which shareholders are requested to vote. Your vote is important.

Questions and Answers

Q.           What is the proposal being considered at the Special Meeting?

A.            At the Special Meeting, shareholders are being asked to vote on proposed revise the Fund’s fundamental investment limitations.

Q.           Why am I being asked to vote on revisions to the Fund’s fundamental investment limitations?

A.            Under federal securities law, the proposal requires shareholder approval.  The Board has approved the proposal and recommends that you approve it.

As discussed in more detail in the enclosed proxy statement, the proposal aligns the Fund’s fundamental investment limitations with the fundamental investment limitations of other funds in the Trust and, more broadly, the Touchstone Fund Complex.  Additionally, certain of the current fundamental investment limitations no longer reflect how the Fund is managed.  Updating these limitations will provide additional flexibility for the Board and the Advisor to respond to changing conditions in a manner the Board and the Advisor deem to be in the best interests of the Fund and its shareholders without incurring the cost of a proxy solicitation.  Thus, the proposal is a cost-saving and time-saving measure for the Fund that will also promote consistency across all of the Touchstone Funds.

Q.           How does the Board recommend that I vote in connection with the proposal?

A.            The Board unanimously recommends that you vote “FOR” the approval of the revisions to the fundamental investment limitations.

Q.           Will the changes impact the Fund’s management?

A.            No. The proposal is not expected to impact the Fund.  The changes remove language that is no longer applicable to how the Fund is managed, and align the Fund’s fundamental investment limitations with those of other funds in the Trust, and in the Touchstone Fund Complex.  The Advisor does not intend to alter the way in which it manages the Fund as a result of this proposal and does not expect that the proposal will affect the investment strategies or risks associated with the Fund.

Q.           What will happen if shareholders do not approve the proposal?

A.            If the proposed fundamental investment limitations are not approved by shareholders of the Fund, the Board will take such action as it deems to be in the best interest of the Fund and its shareholders, which may include the re-solicitation of shareholders.

Q.           I only have a few shares. Why should I bother to vote?

A.            Each vote makes a difference. Your vote is needed to help ensure that the proposal can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be costly, time consuming, and may delay the Special Meeting. We encourage all shareholders to participate in the governance of their Fund.

Q.           Is the Fund paying for the preparation, printing, and mailing of these proxy materials?

A.            Yes. The expenses of preparation, printing, and mailing of the enclosed proxy card, the accompanying notice and the proxy statement will be borne by the Fund.

Q.           Whom do I call if I have questions?

A.            If you need any assistance, or have any questions regarding the proposals or how to cast your vote, please call our proxy solicitor, AST Fund Solutions, LLC at 1-866-796-7175.

Q.           How do I vote my shares?

A.            For your convenience, there are several ways you can vote:

•                  By Live Operator: The fastest and most convenient way to vote is by calling AST Fund Solutions, LLC at 1-866-796-7175. To vote by Live Operator, you will not be required to provide the multiple “control” numbers located on the proxy card you receive. Representatives are available Monday through Friday, from 9:30 a.m. until 12:00 midnight (Eastern time), and Saturday, from 10:00 a.m. until 9:00 p.m. (Eastern time).

•                  By Mail: You may vote by completing each enclosed proxy card and dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but provide no voting instructions, your shares will be voted “FOR” the proposals described above.

•                  By Automated Telephone: You may vote via an automated telephone process by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•                  By the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•                  In Person: Attend the Special Meeting and vote your shares.

Q.           Will the proxy solicitor, AST Fund Solutions, LLC, contact me?

A.            You may receive a call from AST Fund Solutions to answer any questions you may have about the proposals and to encourage you to vote. If you receive a call from AST Fund Solutions, they will provide an opportunity for you to vote directly over the telephone.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

It is important that you vote promptly.

2

TOUCHSTONE SMALL CAP VALUE FUND

A series of the

TOUCHSTONE FUNDS GROUP TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 25, 2013

To the Shareholders of the Touchstone Small Cap Value Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders will be held at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on Friday, October 25, 2013 at 10:00 a.m. Eastern Time (the “Special Meeting”) for the Shareholders of the Touchstone Small Cap Value Fund (the “Fund”) , a series of the Touchstone Funds Group Trust (the “Trust”), a Delaware statutory trust,.  The Special Meeting will be held at the offices of the Trust, for the following purposes:

1.              To approve revisions to the Fund’s fundamental investment limitations relating to:

a.              diversification of the Fund’s investments;

b.              borrowing money;

c.               underwriting;

d.              making loans;

e.               investing in real estate;

f.                investing in commodities;

g.               concentration of the Fund’s investments; and

h.              issuing senior securities.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on August 30, 2013 (the “Record Date”) as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement.

The enclosed proxy is being solicited on behalf of the Board.  As a shareholder of the Fund, you are cordially invited to attend the Special Meeting. Shareholders of record who do not expect to vote in person at the Special Meeting are requested to complete, date, and sign the form of proxy, if received by mail, and return them promptly in the envelope provided for this purpose. You have been provided with the opportunity on your proxy card or voting instruction forms to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxies to act on your behalf at the Special Meeting; please take advantage of these prompt and efficient voting options. Photographic identification will be required for admission to the Special Meeting.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, AST Fund Solutions, LLC, at 1-866-796-7175.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 25, 2013:

This Proxy Statement is available at www.touchstoneinvestments.com.  In addition, a copy of the Trust’s September 30, 2012 annual report and March 31, 2013 unaudited semi-annual report is available free of charge on the Trust’s website, www.touchstoneinvestments.com or by calling 800-543-0407.

By order of the Board of Trustees

Jill T. McGruder
President
Touchstone Funds Group Trust

September 6, 2013

Shareholders who do not expect to attend the special meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States.   Shareholders may also vote by telephone or vote through the internet.  Instructions for the proper execution of the proxy are set forth immediately following the accompanying proxy statement or, with respect to telephone or internet voting, on the proxy card.  It is important that you vote promptly.

TOUCHSTONE SMALL CAP VALUE FUND

A series of the

TOUCHSTONE FUNDS GROUP TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

(800) 543-0407

SPECIAL MEETING OF SHAREHOLDERS
To be held on October 25, 2013

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Touchstone Small Cap Value Fund (the “Fund”), a series of the Touchstone Funds Group Trust (the “Trust” or “TFGT”), for use at a special meeting of shareholders to be held at 10:00 a.m. on October 25, 2013 at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and any adjournments (the “Special Meeting”). The Special Meeting will be held for the purpose of revising the fundamental investment limitations of the Fund.  The revisions are not expected to have any impact on the way the Fund operates.

This Proxy Statement, the Notice of Special Meeting of Shareholders, and the proxy card are first being mailed to shareholders of the Fund on or about September 20, 2013.  The Board has fixed the close of business on August 30, 2013 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement (the “Record Date”).  Shareholders on the Record Date will be entitled to one vote for each share of the Fund held, with no shares having cumulative voting rights. The number of shares of the Fund outstanding on the Record Date is shown in Appendix A. Persons who, to the knowledge of the Fund, beneficially own more than five percent of the Fund’s outstanding shares as of August 30, 2013 are listed in Appendix B under “Share Ownership of Certain Beneficial Owners.”

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, internet, or personal contact by representatives of the Fund. AST Fund Solutions, LLC has been engaged to assist in the distribution, tabulation, and solicitation of proxies. The anticipated cost of such services is approximately $16,500. All costs associated with the preparation, filing, and distribution of this Proxy Statement, the solicitation, and the Special Meeting will be borne by the Fund.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Special Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Fund prior to the Special Meeting, or by executing a superseding proxy by telephone or through the internet to the Fund prior to the Special Meeting. All properly executed proxies received before the Special Meeting will be voted as specified on the proxy.

A majority of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.  Therefore, because they cannot be counted as votes cast in favor of a proposal, broker non-votes will have the same effect as votes against the proposal.

REQUIRED VOTE

Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the fund voting in person or by proxy at the Special Meeting.

BOARD OF TRUSTEES RECOMMENDATION

On August 22, 2013, the Board, including a majority of the Independent Trustees (as that term is defined below), met to review pertinent information on the changes to the Fund’s fundamental investment limitations, subject to the required shareholder approval. The Board recommends that you vote FOR the proposal.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense and delay of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign each proxy card and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted in accordance with the recommendations of the Board. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order to instruct your broker or dealer to vote your shares on any proposal.

PROPOSAL 1A-H: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS

At the Special Meeting, shareholders of the Fund are being asked to approve revisions to the Fund’s fundamental investment limitations.  A “fundamental” investment limitation is an investment limitation that cannot be changed with the approval of the vote of a majority, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund’s shares to which the limitations relate.

At a meeting held on August 22, 2013, based on the recommendation of the Advisor, the Board determined that it was in the best interest of the Fund and its shareholders to change the Fund’s fundamental investment limitations. The Fund’s current investment limitations are, in part, no longer applicable to how the Fund is managed and are not consistent with the investment limitations of other funds in the Trust and the Touchstone Fund Complex (the “Complex”). The proposal is intended to better align the investment limitations with the Fund’s principal investment strategies and principal risks, and to promote consistency across all funds in the Complex. Additionally, updating the Fund’s investment limitations will provide the Board and the Advisor with flexibility to respond to changing conditions in a manner they deem to be in the best interests of the Fund and its shareholders without the Fund potentially incurring delays or repeated costs of proxy solicitations.

The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks. The Advisor does not intend to alter the way in which it manages the Fund as a result of this proposal and does not expect that the proposal will affect the investment strategies or risks associated with the Fund. Thus, the Fund would continue to be managed subject to the same investment goal, strategies, and risks expressed in its current prospectus.

The proposed changes to the fundamental investment limitations are presented in the table below.  The changes eliminate certain language that is no longer applicable to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  In addition, the proposed fundamental investment limitations provide helpful headings and clearer language.  Overall, the proposed fundamental investment limitations better reflect the Fund’s management.

Below is a summary table presenting Proposals 1A-H and the Fund’s current fundamental investment limitations.

INVESTMENT LIMITATIONS — Fundamental Policies

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations
The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

1.              With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

1.              Diversification: The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.

2.              Concentration of Investments: The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

3.              Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

3. Borrowing Money: The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

4.              Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

4.              Loans: The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5.              Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

(Please note that the proposed revisions would separate this policy into two separate policies: Real Estate (see proposed policy 5a) and Commodities (see proposed policy 5b).

5.              (a) Real Estate: The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

(b) Commodities: The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.	6. Senior Securities: The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940Act or any

SEC staff interpretation of the 1940 Act.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.              Underwriting: The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.	(Please note that the proposed revisions would remove this policy).

In the event that a proposal is not approved by the shareholders of the Fund, the Fund’s fundamental investment limitations will continue in their present form, which may not be changed without shareholder approval.

The proposed fundamental investment limitations, if approved by shareholders, will be effective on the next business day following the Special Meeting or any adjournment.

PROPOSAL 1A: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING DIVERSIFICATION OF THE FUND’S INVESTMENTS

INVESTMENT LIMITATIONS — Diversification of the Fund’s Investments

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Diversification: The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding diversification of a fund’s investments.  The proposal is intended to provide the Fund with flexibility to respond to changes in applicable law. As currently written, this policy provides specific details for the currently applicable federal securities law.  If there was a change to that law, the Fund would need to conduct a costly and time-consuming shareholder solicitation in order to change its policy to comport with legal requirements.  Accordingly, the proposed limitation is written to refer to the 1940 Act and the related rules as they are in effect from time to time.  This will allow the Fund to take advantage of future changes in applicable law without further shareholder approval.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1B: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING BORROWING MONEY

INVESTMENT LIMITATIONS — Borrowing money

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.  Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

Borrowing Money: The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940Act or any SEC staff interpretation of the 1940 Act.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding borrowing money.  The proposal is intended to provide the Fund with flexibility to respond to changes in applicable law. As currently written, this policy provides specific details for the currently applicable federal securities law.  If there was a change to that law, the Fund would need to conduct a costly and time-consuming shareholder solicitation in order to change its policy to comport with legal requirements.  Accordingly, the proposed limitation is written to refer to the 1940 Act and the related rules as they are in effect from time to time.  This will allow the Fund to take advantage of future changes in applicable law without further shareholder approval.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1C: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING UNDERWRITING

INVESTMENT LIMITATIONS — Underwriting

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Underwriting: The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding underwriting the securities of other issuers.  The proposed policy is substantially similar to the current policy except that it provides additional detail as to when the Fund may be deemed an underwriter under certain federal securities laws.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1D: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING MAKING LOANS

INVESTMENT LIMITATIONS — Making loans

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies.  The loans cannot exceed 33 1/3% of a Fund’s assets.  A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

Loans: The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding making loans.  The proposal is intended to provide the Fund with flexibility to respond to changes in applicable law. As currently written, this policy provides specific details for the currently applicable federal securities law.  If there was a change to that law, the Fund would need to conduct a costly and time-consuming shareholder solicitation in order to change its policy to comport with legal requirements.  Accordingly, the proposed limitation is written to refer to the 1940 Act and the related rules as they are in effect from time to time.  This will allow the Fund to take advantage of future changes in applicable law without further shareholder approval.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1E: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING INVESTING IN REAL ESTATE

INVESTMENT LIMITATIONS — Investing in Real Estate

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Real Estate: The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Reason for the proposal:  All mutual funds are required to have a fundamental investment limitation regarding investments in real estate.  The proposal is intended to clarify the Fund’s policy regarding investment in real estate through its ownership of securities or other instruments. The proposal also separates the Fund’s fundamental investment limitation regarding its investment in commodities into a separate fundamental investment limitation.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1F: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING INVESTING IN COMMODITIES

INVESTMENT LIMITATIONS — Investing in Commodities

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Commodities: The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding investments in commodities.  The proposal is intended to clarify the Fund’s policy regarding investment in commodities through its ownership of securities or other instruments and to remove language that no longer applies to the Fund’s investment strategies.  The proposal also separates the Fund’s fundamental investment limitation regarding its investment in real estate into a separate fundamental investment limitation.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1G: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING CONCENTRATION OF THE FUND’S INVESTMENTS

INVESTMENT LIMITATIONS — Concentration of the Fund’s Investments

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations

The Touchstone Small Cap Value Fund may not, except as otherwise provided below:

Invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.

Concentration of Investments: The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding concentration of investments.  The proposed policy is substantially similar to the current policy except that it provides additional details regarding investment in U.S. Government securities.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1H: APPROVAL OF REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING ISSUING SENIOR SECURITIES

INVESTMENT LIMITATIONS — Issuing Senior Securities

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations
The Touchstone Small Cap Value Fund may not, except as otherwise provided below: Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.	Senior Securities: The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Reason for the proposal: All mutual funds are required to have a fundamental investment limitation regarding issuing senior securities.  The proposed policy is identical to the current policy except that the proposed language aligns with the language of other funds in the Trust and the Touchstone Fund Complex.  The proposed changes to the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

PROPOSAL 1I: APPROVAL OF ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING INVESTMENTS IN OIL, GAS OR OTHER MINERAL EXPLORATION

INVESTMENT LIMITATIONS — Investments in Oil, Gas or Other Mineral Exploration

Current Fundamental Investment Limitations	Proposed Fundamental Investment Limitations
The Touchstone Small Cap Value Fund may not, except as otherwise provided below: Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.	None.

Reason for the proposal: It is not necessary for a mutual fund to have a fundamental investment limitation regarding its investments in oil, gas, or minerals.  The proposed elimination of this fundamental investment limitation will remove language that no longer applies to the Fund’s investment strategies.    The proposed elimination of the investment limitation will not result in any changes to the Fund’s current investment goal, principal investment strategies, or principal investment risks.  The Board recommends that you vote FOR this proposal.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Touchstone Advisors, Inc., (the “Advisor”) serves as the investment advisor to the Trust.  Touchstone Securities, Inc. (the “Distributor”) serves as the principal underwriter of the shares of the Trust. The address of both the Advisor and the Distributor is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Both the Advisor and the Distributor are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company, which is a wholly-owned subsidiary of The Western & Southern Life Insurance Company (“WSLIC”). WSLIC is wholly-owned by Western & Southern Financial Group, Inc., which is wholly owned by Western & Southern Mutual Holding Company.

The following officers of the Trust hold positions with the Advisor and the Distributor.

Name	Position with the Trusts	Position Held with the Advisor or Distributor
Jill T. McGruder	Trustee and President	Chief Executive Officer of the Advisor and Distributor.
Steven M. Graziano	Vice President	President of the Advisor and Distributor.
Timothy D. Paulin	Vice President	Senior Vice President of the Advisor.
Timothy S. Stearns	Chief Compliance Officer	Chief Compliance Officer of the Advisor and Distributor.
Terrie A. Wiedenheft	Controller and Treasurer	Chief Financial Officer of the Advisor and Distributor.

The Advisor serves as the Trust’s administrator. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive Westborough, MA 01581, serves as the Trust’s sub-administrator, fund accountant, and transfer agent. Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Trust’s custodian.  Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, PA 19103, serves as counsel to the Trust.

ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING

Delivery of Proxy Materials. A single Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless the Fund has received contrary instructions from one or more shareholders. The Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Special Meeting of Shareholders may contact the Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Fund’s Secretary as provided below.

Shareholder Proposals. The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders. The Board will call a special meeting of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of shareholders entitled to cast not less than one-third of all votes of that Fund entitled to be cast at such meeting.

Any Fund shareholder wishes to send communications to the Board or submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Trust’s Secretary by sending an email to TI-Webmaster@touchstoneinvestments.com or by visiting the “Contact Us” section at www.touchstoneinvestments.com.  Alternatively, you may also contact Mr. Tim Stearns, Assistant Vice President and Chief Compliance Officer of the Trust, at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ACCOMPANYING PROXY CARD(S) AND RETURN THE CARD(S) BY OCTOBER 25, 2013 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees
Elizabeth R. Freeman, Secretary

APPENDIX A

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest of the Fund was as follows:

Fund	Share Balance as of Record Date
SMALL CAP VALUE FUND CLASS A	1,551,819.922
SMALL CAP VALUE FUND CLASS C	35,269.263
SMALL CAP VALUE FUND CLASS I	116,298.133
SMALL CAP VALUE FUND CLASS Y	33,293.650

A-1

APPENDIX B

Share Ownership Information

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund, and also shows the aggregate holdings of persons affiliated with the Funds and the Advisor.

NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS

CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209	Class A	587,929.144	37.89	%**

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	176,249.307	11.36%

APEX CLEARING CORPORATION C/O PENSON FINANCIAL SERVICES FBO 742-83762-19 1700 PACIFIC AVENUE SUITE 1400 DALLAS, TX 75201	Class C	2,273.761	6.45	%*

AMERICAN ENTERPRISE INV SVCS A/C 1588-9647 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Class C	2,023.613	5.74	%*

FIRST STATE TRUST COMPANY 1DELAWARE CORPORATE CENTER II 2 RIGHTER PARKWAY WILMINGTON DE 19803	Class Y	16,026.328	48.14	%*, **

FIRST CLEARING LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Y	11,489.229	34.51	%**

LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	Class Y	2,346.966	7.05%

JANNEY MONTGOMERY SCOTT LLC A/C 4836-3091 MARK B REIFENSTEIN (IRA) 1717 ARCH STREET PHILADELPHIA PA 19103-2713	Class Y	1,852.050	5.56	%*

B-1

SEI PRIVATE TRUST CO C O CHEVY CHASE ID 443 ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	Institutional Class	65,554.562	56.37	%*,**

Wells Fargo Bank NA FBO HICK SPR MUT FDS PO Box 1533 Minneapolis, MN 55480	Institutional Class	49,745.733	42.77	%*, **

*Indicates that shares are held beneficially.

**May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund as of August 30, 2013.  As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.  Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

As of the Record Date, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

B-2

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR VOTING
INSTRUCTIONS TODAY!

Your proxy vote is important

TSF-1937-1308

PROXY CARD

TOUCHSTONE SMALL CAP VALUE FUND 303 Broadway, Suite 1100 Cincinnati, Ohio 45202

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2013

The undersigned hereby appoints Bo James Howell and Timothy Stearns as proxies, with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the Touchstone Small Cap Value Fund  held of record by the undersigned on August 30, 2013 at the Special Meeting of Shareholders of the Touchstone Small Cap Value Fund to be held on October 25, 2013 at 10:00 a.m. Eastern Standard Time, or at any adjournments or postponements thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-7175 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 25, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/touchstonescv.pdf

TAGID:	CUSIP:

TOUCHSTONE SMALL CAP VALUE FUND	PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	X

VOTE ON PROPOSAL:

1. To approve revisions to the Fund’s fundamental investment limitations relating to:	FOR	AGAINST	ABSTAIN

A. diversification of the Fund’s investments	☐	☐	☐

B. borrowing money	☐	☐	☐

C. underwriting	☐	☐	☐

D. making loans	☐	☐	☐

E. investing in real estate	☐	☐	☐

F. investing in commodities	☐	☐	☐

G. concentration of the Fund’s investments	☐	☐	☐

H. issuing senior securities	☐	☐	☐

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings